j.p. morgan acceptance corporation ii abs-15G

Exhibit 99.21

Executive Summary

JPMMT 2026-NQM1

(1)	Type of Assets.

Covius Real Estate Services, LLC (“CRES”) performed the due diligence services described below on behalf of SG Capital Partners LLC (the “Client”). The loans were originated by two loan sellers and acquired directly (or indirectly) by JPMorgan Chase Bank, National Association through a Reliance Letter. The loan reviews were conducted in December 2023 and January 2024.

(2)	Number of Assets.

There are 2 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
DBRS, Inc.	● Third-Party Due- Diligence Criteria and Representations & Warranties for U.S. RMBS Transactions dated September 30, 2024
Fitch Ratings, Inc.	● U.S. RMBS Rating Criteria dated October 1, 2025
Kroll Bond Rating Agency, LLC	● US RMBS Rating Methodology, dated December 7, 2023
Moody’s Investors Service, Inc.	● US Residential Mortgage-backed Securitizations, dated August 20, 2025
S&P Global, Inc.

●     Global Methodology And Assumptions: Assessing Pools Of Residential Loans, Jan. 25, 2019

●     Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the mortgage loan population and consisted of 2 mortgage loans with an aggregate original principal balance of approximately $563,000. The mortgage loans originated in December 2024 by two correspondent Sellers.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviewed the market rent source to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines and debt to service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae Uniform Collateral Data Portal Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or a secondary enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from an approved AMC was required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from an approved AMC is acceptable. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, sellers may include an enhanced desk review product from an approved AMC. All ARR or CDA documentation provided by an approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any mortgage loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For mortgage loans that did not maintain an acceptable enhanced desk review product, CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management

Companies (AMC) for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

The reviewed mortgage loans were classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Compliance testing was limited to:

●	A review of the Note and Mortgage for accuracy.

●	Review of Occupancy and Business Purpose Certifications

●	State and Federal High Cost and Higher-Priced

●	Cook County High-Cost Ordinance

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. The reviewed mortgage loans were classified as Not Covered/Exempt: Loans that are not covered by the rule.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	2	100.00%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	0	0.00%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Appraisal.
●	Asset documentation.
●	Business Purpose Certification (if applicable)
●	Changed circumstance documentation.
●	Credit report.
●	FACTA disclosures.
●	Final 1003.
●	Final HUD-1/Closing Disclosure(s).
●	Hazard and/or flood insurance policies.
●	HUD from sale of previous residence.
●	Homeownership counseling organizations disclosure.
●	Income and employment documentation.
●	Initial and final GFE’s.
●	Initial application (1003).

●	Initial escrow disclosure.
●	Initial TIL.
●	Leases
●	Loan Estimate(s).
●	Market Rent supporting documentation
●	Mortgage Insurance.
●	Mortgage/Deed of Trust.
●	Note.
●	Notice of Special Flood Hazards.
●	Sales contract.
●	Tangible Net Benefit Disclosure.
●	Title/Preliminary Title.
●	Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Note Type	Property Zip
CLTV	Interest Rate	Occupancy	Purpose
Doc Level	Lien Position	Original Balance	QM Type
DSCR	Loan Term	P&I Payment
DTI	LTV	Property City
FICO	Note Date	Property State

The seller provided CRES with loan level data regarding the mortgage loans for the data integrity check. CRES received the data directly from the seller through a loan registrations system or via a data tape.

Of the 2 mortgage loans reviewed, one unique mortgage loan had a tape discrepancy across 21 data fields. The following table discloses the number of data discrepancies noted by field name. Note, tape data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	2	0	2
CLTV	2	0	2
Doc Level	2	0	2
DSCR*	2	0	2
DTI	1	1	2
FICO	2	0	2
First Payment Date	2	0	2
Interest Rate	2	0	2
Lien Position	2	0	2
Loan Term	2	0	2
LTV	2	0	2
Note Date*	2	0	2
Note Type	2	0	2
Occupancy	2	0	2
Original Balance	2	0	2

P&I Payment	2	0	2
Property City	2	0	2
Property State	2	0	2
Property Zip	2	0	2
Purpose	2	0	2
QM Type*	2	0	2
* Tape data was not available.

(7)	Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans by number have a Credit grade of “B” or higher and 50.00% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	50.00%
B	1	50.00%
C	0	0.00%
Total	2	100.00%

Compliance Results Summary

Approximately 100.00% of all mortgage loans by number have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	2	100.00%
B	0	0.00%
C	0	0.00%
Total	2	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans by number have a Property Valuation grade of “A.

NRSRO Grade	Loan Count	Percentage
A	2	100.00%
B	0	0.00%
C	0	0.00%
Total	2	100.00%

Overall Results Summary

Approximately 100.00% of all mortgage loans by number received an “A” or “B” overall grade and 50.00% of all mortgage loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	1	50.00%
B	1	50.00%
C	0	0.00%
Total	2	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	2	100.00%
Total	2	100.00%

Note Type	Count	Percentage
Arm	0	0.00%
Fixed	2	100.00%
Total	2	100.00%

Occupancy	Count	Percentage
Owner Occupied	0	0.00%
Non-Owner Occupied	2	100.00%
Second Home	0	0.00%
Total	2	100.00%

Purpose	Count	Percentage
Purchase	2	100.00%
Refi - Cash Out	0	0.00%
Rate Term Refi	0	0.00%
Total	2	100.00%

Property Type	Count	Percentage
Single Family	0	0.00%
PUD	0	0.00%
Condo	0	0.00%
2-4 Family	2	100.00%
Commercial	0	0.00%
Townhome	0	0.00%
Mixed Use	0	0.00%
Total	2	100.00%

Debt to Income	Count	Percentage
0-9.99%*	0	0.00%
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	1	100.00%
50%-60.00%	0	0.00%
Total	2	100.00%
One loan qualified under a DSCR loan program.

DSCR Loans	Count	Percentage
<0 or	0	0.00%
0-0.199	0	0.00%
0.2-0.399	0	0.00%
0.4-0.599	0	0.00%
0.6-0.799	0	0.00%
0.8-.999	0	0.00%
1-1.199	0	0.00%
1.2-1.399	0	0.00%
1.4-1.599	1	100.00%
1.6-1.799	0	0.00%
1.8-1.999	0	0.00%
=>2	0	0.00%
Total	1	100.00%

Loan to Value	Count	Percentage
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	0	0.00%
50%-59.99%	0	0.00%
60%-69.99%	0	0.00%
70%-79.99%	2	100.00%
80%-89.99%	0	0.00%
90%-100%	0	0.00%
Total	2	100.00%

State	Count	Percentage
MA	1	50.00%
NJ	1	50.00%
Total	2	100.00%